UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Mr. Louis Drapeau, BioMarin Pharmaceutical Inc.’s (the “Company”) Senior Vice President, Chief Financial Officer and Secretary, will retire from the Company effective October 31, 2005. From August 23, 2005 through October 31, 2005, Mr. Drapeau will continue to serve as Senior Vice President, Finance. In connection therewith, on August 23, 2005, the Company entered into a Severance Agreement and Release of All Claims (the “Severance Agreement”) with Mr. Drapeau, pursuant to which Mr. Drapeau is entitled to receive a severance payment in the amount of $187,500.00 payable in bi-weekly payments through July 31, 2006. With respect to the stock option grants for the purchase of 25,000 shares and 100,000 shares that Mr. Drapeau received in August 2004 and January 2005, respectively, on the retirement date, an additional 4,688 shares under the first grant and an additional 18,750 shares under the second grant shall vest and become exercisable. Further, with respect to the entire vested portion of both the option grants described above, including the accelerated vesting portions, the exercise period of such vested options shall be extended to July 31, 2006.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with Mr. Drapeau’s retirement and pursuant to the terms of the Severance Agreement, Mr. Drapeau’s employment agreement with the Company will terminate effective October 31, 2005.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a result of the retirement of Mr. Drapeau described above, effective as of August 23, 2005, Jeffrey H. Cooper has been promoted to the position of Vice President, Chief Financial Officer in place of Mr. Drapeau. There is no immediate change in the terms of Mr. Cooper’s employment as a result of the appointment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 10.1 –	Severance Agreement and Release of All Claims, dated August 23, 2005, by and between BioMarin Pharmaceutical Inc. and Louis Drapeau.

Exhibit 99.1 –	Press Release dated August 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
(Registrant)
Date: August 23, 2005

	By:	/s/ G. Eric Davis
G. Eric Davis, Vice President, Corporate Counsel

EXHIBIT INDEX

10.1	Severance Agreement and Release of All Claims, dated August 23, 2005, by and between BioMarin Pharmaceutical Inc. and Louis Drapeau.

99.1	Press Release dated August 23, 2005.